UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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S&W Seed Company Important Notice Regarding the Availability of Proxy Materials
Shareholders Meeting to be held on December 15, 2021
For Shareholders as of record on October 19, 2021
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend meeting, go to: www.proxydocs.com/SANW
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/SANW
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before December 02, 2021.
To order paper materials, use one of the following methods.
INTERNET TELEPHONE * E-MAIL www.investorelections.com/SANW (866) 648-8133 paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
S&W Seed Company
Meeting Type: Annual Meeting of Shareholders Date: Wednesday, December 15, 2021 Time: 2:30 PM, Mountain Time
Place: Annual Meeting to be held virtually via live webcast -please visit www.proxydocs.com/SANW for more details.
You must register to attend the meeting online and/or participate at www.proxydocs.com/SANW
SEE REVERSE FOR FULL AGENDA
P.O. BOX 8016, CARY, NC 27512-9903

S&W Seed Company
Annual Meeting of Shareholders
MANAGEMENT RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3
PROPOSAL
1. Election of Directors
1.01 David A. Fischhoff, Ph.D. 1.02 Mark J. Harvey 1.03 Consuelo E. Madere 1.04 Alexander C. Matina 1.05 Charles (Chip) B. Seidler 1.06 Robert D. Straus 1.07 Alan D. Willitts 1.08 Mark W. Wong
2. To ratify the selection of Crowe LLP as the Company’s Independent Registered PublicAccounting Firm for the fiscal year ending June 30, 2022.
3. Advisory vote on compensation of named executive officers.
4. To consider and act upon any other matters which may properly come before the meeting or anyadjournment thereof.
TO VIRTUALLY ATTEND the Annual Meeting of S&W Seed Company, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 13, 2021 at 5:00 p.m. (Eastern Time).The control number will be required to register.